                                                                    EXHIBIT 99.3

CASE NAME:         KEVCO HOLDING, INC.                             ACCRUAL BASIS

CASE NUMBER:       401-40785-BJH-11

JUDGE:             BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: MAY 31, 2002
                                         ------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ WILFORD W. SIMPSON                                       TREASURER
---------------------------------------             ----------------------------
Original Signature of Responsible Party                        Title

WILFORD W. SIMPSON                                         JUNE 20, 2002
---------------------------------------             ----------------------------
Printed Name of Responsible Party                              Date


PREPARER:

/s/ DENNIS S. FAULKNER                                  ACCOUNTANT FOR DEBTOR
---------------------------------------             ----------------------------
Original Signature of Preparer                                 Title

DENNIS S. FAULKNER                                         JUNE 20, 2002
---------------------------------------             ----------------------------
Printed Name of Preparer                                       Date

CASE NAME:       KEVCO HOLDING, INC.                           ACCRUAL BASIS - 1

CASE NUMBER:     401-40785-BJH-11

COMPARATIVE BALANCE SHEET


                                                      SCHEDULED               MONTH                  MONTH
ASSETS                                                 AMOUNT                 APR-02                 MAY-02              MONTH
------                                               -----------           ------------           ------------         ---------
1.  Unrestricted Cash                                        232                      0                      0
2.  Restricted Cash
3.  Total Cash                                               232                      0                      0
4.  Accounts Receivable (Net)
5.  Inventory
6.  Notes Receivable
7.  Prepaid Expenses
8.  Other (Attach List)                                        0                      0                      0
9.  Total Current Assets                                     232                      0                      0
10. Property, Plant & Equipment
11. Less: Accumulated Depreciation/Depletion
12. Net Property, Plant & Equipment                            0                      0                      0
13. Due From Insiders
14. Other Assets - Net of Amortization                95,356,800                      0                      0
15. Other (Attach List)                               14,496,631             14,496,631             14,496,631
16. Total Assets                                     109,853,663             14,496,631             14,496,631

POST PETITION LIABILITIES

17. Accounts Payable
18. Taxes Payable
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List)                                                               0                      0
23. Total Post Petition Liabilities                                                   0                      0

PRE PETITION LIABILITIES

24. Secured Debt (FOOTNOTE)                           75,885,064             13,768,129             13,858,277
25. Priority Debt
26. Unsecured Debt
27. Other (Attach List)                              328,039,345            321,188,722            321,188,722
28. Total Pre Petition Liabilities                   403,924,409            334,956,851            335,046,999
29. Total Liabilities                                403,924,409            334,956,851            335,046,999

EQUITY

30. Pre Petition Owners' Equity                                            (294,070,746)          (294,070,746)
31. Post Petition Cumulative Profit Or (Loss)                               (88,505,859)           (88,505,859)
32. Direct Charges To Equity (FOOTNOTE)                                      62,116,385             62,026,237
33. Total Equity                                                           (320,460,220)          (320,550,368)
34. Total Liabilities and Equity                                             14,496,631             14,496,631

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO HOLDING, INC.                             SUPPLEMENT TO

CASE NUMBER:     401-40785-BJH-11                              ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET


                                              SCHEDULED           MONTH             MONTH
ASSETS                                         AMOUNT             APR-02            MAY-02        MONTH
------                                       -----------       -----------       -----------      -----
A.
B.
C.
D.
E.
TOTAL OTHER ASSETS - LINE 8                            0                 0                 0

A.  Goodwill: SSS                              6,097,280
B.  Goodwill: Bowen                           13,569,437
C.  Goodwill: BTE                              1,657,846
D.  Goodwill: Shelter                         74,032,237
E.
TOTAL OTHER ASSETS NET OF
AMORTIZATION - LINE 14                        95,356,800                 0                 0

A.  Investment in Subsidiaries                14,496,631        14,496,631        14,496,631
B.
C.
D.
E.
TOTAL OTHER ASSETS - LINE 15                  14,496,631        14,496,631        14,496,631

POST PETITION LIABILITIES
A.
B.
C.
D.
E.
TOTAL OTHER POST PETITION
LIABILITIES - LINE 22                                                    0                 0

PRE PETITION LIABILITIES
A.  Interco. Payables (FOOTNOTE)             199,539,345       192,688,722       192,688,722
B.  10 3/8% Senior Sub. Notes                105,000,000       105,000,000       105,000,000
C.  Sr. Sub. Exchangeable Notes               23,500,000        23,500,000        23,500,000
D.
E.

TOTAL OTHER PRE PETITION
LIABILITIES - LINE 27                        328,039,345       321,188,722       321,188,722

CASE NAME:       KEVCO HOLDING, INC.                           ACCRUAL BASIS - 2

CASE NUMBER:     401-40785-BJH-11

INCOME STATEMENT

                                                          MONTH               MONTH                                   QUARTER
REVENUES                                                  APR-02              MAY-02           MONTH                   TOTAL
--------                                                ----------          ----------         ------               -----------
1.  Gross Revenues                                                                                                     0
2.  Less: Returns & Discounts                                                                                          0
3.  Net Revenue                                               0                  0                                     0

COST OF GOODS SOLD

4.  Material                                                                                                           0
5.  Direct Labor                                                                                                       0
6.  Direct Overhead                                                                                                    0
7.  Total Cost Of Goods Sold                                  0                  0                                     0
8.  Gross Profit                                              0                  0                                     0

OPERATING EXPENSES

9.  Officer / Insider Compensation                                                                                     0
10. Selling &  Marketing                                                                                               0
11. General & Administrative                                                                                           0
12. Rent & Lease                                                                                                       0
13. Other (Attach  List)                                                                                               0
14. Total Operating Expenses                                  0                  0                                     0
15. Income Before Non-Operating
    Income & Expense                                          0                  0                                     0

OTHER INCOME & EXPENSES

16. Non-Operating Income (Att List)                           0                  0                                     0
17. Non-Operating Expense (Att List)                          0                  0                                     0
18. Interest Expense                                                                                                   0
19. Depreciation / Depletion                                                                                           0
20. Amortization                                                                                                       0
21. Other (Attach List)                                       0                  0                                     0
22. Net Other Income & Expenses                               0                  0                                     0

REORGANIZATION EXPENSES

23. Professional Fees                                                                                                  0
24. U.S. Trustee Fees                                                                                                  0
25. Other (Attach List)                                                                                                0
26. Total Reorganization Expenses                             0                  0                                     0
27. Income Tax                                                                                                         0
28. Net Profit (Loss)                                         0                  0                                     0


This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO HOLDING, INC.                           ACCRUAL BASIS - 3

CASE NUMBER:     401-40785-BJH-11


CASH RECEIPTS AND                                 MONTH         MONTH                        QUARTER
DISBURSEMENTS                                     APR-02        MAY-02         MONTH          TOTAL
-------------                                     ------        ------         -----         -------
1.  Cash - Beginning Of Month                       0              0                            0

RECEIPTS FROM OPERATIONS

2.  Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition
4.  Post Petition
5.  Total Operating Receipts

NON-OPERATING RECEIPTS

6.  Loans & Advances (Interco. Transfer)
7.  Sale of Assets
8.  Other (Attach List)
9.  Total Non-Operating Receipts                    0              0                            0
10. Total Receipts                                  0              0                            0
11. Total Cash Available                            0              0                            0

OPERATING DISBURSEMENTS

12. Net Payroll
13. Payroll Taxes Paid
14. Sales, Use & Other Taxes Paid
15. Secured / Rental / Leases
16. Utilities
17. Insurance
18. Inventory Purchases
19. Vehicle Expenses
20. Travel
21. Entertainment
22. Repairs & Maintenance
23. Supplies
24. Advertising
25. Other (Attach List)                             0              0                            0
26. Total Operating Disbursements                   0              0                            0

REORGANIZATION DISBURSEMENTS

27. Professional Fees
28. U.S. Trustee Fees
29. Other (Attach List)
30. Total Reorganization Expenses
31. Total Disbursements                             0              0                            0
32. Net Cash Flow                                   0              0                            0
33. Cash - End of Month                             0              0                            0

This form     does  x  does not have related footnotes on Footnotes Supplement.
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


CASE NAME:        KEVCO HOLDING, INC.                          ACCRUAL BASIS - 4

CASE NUMBER:      401-40785-BJH-11

                                               SCHEDULED       MONTH        MONTH
ACCOUNTS RECEIVABLE AGING                       AMOUNT         APR-02       MAY-02      MONTH
-------------------------                      ---------       ------       ------      -----
1.  0 - 30
2.  31 - 60
3.  61 - 90
4.  91 +
5.  Total Accounts Receivable                      0              0            0
6.  (Amount Considered Uncollectible)
7.  Accounts Receivable (Net)                      0              0            0

AGING OF POST PETITION                                         MONTH:     May-02
TAXES AND PAYABLES                                                   -----------

                              0 - 30      31 - 60      61 - 90      91 +
TAXES PAYABLE                  DAYS         DAYS         DAYS       DAYS      TOTAL
-------------                 ------      -------      -------      ----      -----
1.  Federal                                                                     0
2.  State                                                                       0
3.  Local                                                                       0
4.  Other (Attach List)         0            0            0           0         0
5.  Total Taxes Payable         0            0            0           0         0
6.  Accounts Payable                                                            0

STATUS OF POST PETITION TAXES                                  MONTH:     May-02
                                                                     -----------

                                 BEGINNING TAX    AMOUNT WITHHELD                      ENDING TAX
FEDERAL                           LIABILITY *     AND/OR ACCRUED      (AMOUNT PAID)    LIABILITY
-------                          -------------    ---------------     -------------    ----------
1.  Withholding **                                                                         0
2.  FICA - Employee **                                                                     0
3.  FICA - Employer **                                                                     0
4.  Unemployment                                                                           0
5.  Income                                                                                 0
6.  Other (Attach List)               0                  0                  0              0
7.  Total Federal Taxes               0                  0                  0              0

STATE AND LOCAL

8.  Withholding                                                                            0
9.  Sales                                                                                  0
10. Excise                                                                                 0
11. Unemployment                                                                           0
12. Real Property                                                                          0
13. Personal Property                                                                      0
14. Other (Attach List)                                                                    0
15. Total State And Local             0                  0                  0              0
16. Total Taxes                       0                  0                  0              0

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        KEVCO HOLDING, INC.                          ACCRUAL BASIS - 5

CASE NUMBER:      401-40785-BJH-11


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.
                                                              MONTH:      May-02
                                                                     -----------

BANK RECONCILIATIONS                            Account # 1          Account # 2
--------------------                          ---------------        -----------
A.  BANK:                                                                               Other Accounts          TOTAL
B.  ACCOUNT NUMBER:                                                                      (Attach List)
C.  PURPOSE (TYPE):
1.  Balance Per Bank Statement                                                                                    0
2.  Add: Total Deposits Not Credited                                                                              0
3.  Subtract: Outstanding Checks                                                                                  0
4.  Other Reconciling Items                                                                                       0
5.  Month End Balance Per Books                                                                                   0
6.  Number of Last Check Written

INVESTMENT ACCOUNTS

                                                    DATE             TYPE OF
BANK, ACCOUNT NAME & NUMBER                      OF PURCHASE        INSTRUMENT          PURCHASE PRICE         CURRENT VALUE
---------------------------                      -----------        ----------          --------------         -------------
7.

8.

9.

10. (Attach List)

11. Total Investments                                                                           0                     0

CASH

12. Currency On Hand                                                                                                  0
13. Total Cash - End of Month                                                                                         0

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



CASE NAME:         KEVCO HOLDING, INC.                         ACCRUAL BASIS - 6

CASE NUMBER:       401-40785-BJH-11
                                                              MONTH:      May-02
                                                                     -----------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                       TYPE OF       AMOUNT     TOTAL PAID
              NAME                     PAYMENT        PAID       TO DATE
              ----                     -------       ------     ----------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To Insiders                          0            0

                                  PROFESSIONALS

                              DATE OF
                            COURT ORDER                                                  TOTAL
                            AUTHORIZING       AMOUNT       AMOUNT       TOTAL PAID      INCURRED
          NAME                PAYMENT        APPROVED       PAID         TO DATE        & UNPAID*
          ----              -----------      --------      ------       ----------      ---------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To
    Professionals                                0            0              0              0

     * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS


                                      SCHEDULED      AMOUNTS       TOTAL
                                        MONTHLY       PAID        UNPAID
                                       PAYMENTS      DURING        POST
      NAME OF CREDITOR                   DUE          MONTH      PETITION
      ----------------                ---------      -------     --------
1.  Bank of America                                        0     13,858,277
2.
3.
4.
5.  (Attach List)
6.  TOTAL                                   0              0     13,858,277

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:           KEVCO HOLDING, INC.                       ACCRUAL BASIS - 7

CASE NUMBER:         401-40785-BJH-11                          MONTH:     May-02
                                                                     -----------
QUESTIONNAIRE

                                                                                                                YES      NO
                                                                                                                ---      --
1.  Have any Assets been sold or transferred outside the normal course of business this reporting period?                X

2.  Have any funds been disbursed from any account other than a debtor in possession account?                            X

3.  Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?                              X

4.  Have any payments been made on Pre Petition Liabilities this reporting period?                                       X

5.  Have any Post Petition Loans been received by the debtor from any party?                                             X

6.  Are any Post Petition Payroll Taxes past due?                                                                        X

7.  Are any Post Petition State or Federal Income Taxes past due?                                                        X

8.  Are any Post Petition Real Estate Taxes past due?                                                                    X

9.  Are any other Post Petition Taxes past due?                                                                          X

10. Are any amounts owed to Post Petition creditors delinquent?                                                          X

11. Have any Pre Petition Taxes been paid during the reporting period?                                                   X

12. Are any wage payments past due?                                                                                      X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.


INSURANCE

                                                                                                                 YES     NO
                                                                                                                 ---     --
1.  Are Worker's Compensation, General Liability and other necessary insurance coverages in effect?              X

2.  Are all premium payments paid current?                                                                       X

3.  Please itemize policies below.


If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

KEVCO HOLDING, INC. HAS NO EMPLOYEES; OPERATES AS A HOLDING COMPANY.


                              INSTALLMENT PAYMENTS

 TYPE OF POLICY                  CARRIER                    PERIOD COVERED           PAYMENT AMOUNT & FREQUENCY
 --------------                  -------                 --------------------        --------------------------
General Liability          Aon Risk Services                 3/1/02-9/1/02             Semi-Annual  $98,598
D&O Liability              Great American Ins.           11/1/2001-10/31/2004          Annual       $64,657


This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO HOLDING, INC.                        FOOTNOTES SUPPLEMENT

CASE NUMBER:     401-40785-BJH-11                           ACCRUAL BASIS

                                                            MONTH:        May-02
                                                                   -------------

ACCRUAL
BASIS
FORM
NUMBER     LINE NUMBER     FOOTNOTE / EXPLANATION
-------    -----------     ----------------------
  1             24         The direct charges to equity are due to the secured
  1             32         debt reductions pursuant to sales of Kevco
                           Manufacturing, L.P.'s operating divisions, the asset
                           sale of the South Region of Kevco Distribution, as
                           well as direct cash payments. The secured debt owed
                           to Bank of America by Kevco, Inc. (Case No.
                           401-40783-BJH-11) has been guaranteed by all of its
                           co-debtors (See Footnote 1,27A); therefore, the
                           secured debt is reflected as a liability on all of
                           the Kevco entities. The charge to equity is simply an
                           adjustment to the balance sheet.

  1             27A        Intercompany payables are to co-debtors Kevco
                           Management Co. (Case No. 401-40788-BJH-11), Kevco
                           Distribution, LP (Case No. 401-40789-BJH-11), Kevco
                           Manufacturing, LP (Case No. 401-40784-BJH-11), DCM
                           Delaware, Inc. (Case No. 401-40787-BJH-11), Kevco,
                           Inc. (Case No. 401-40783-BJH-11), Kevco GP, Inc.
                           (Case No. 401-40786-BJH-11), and Kevco Components,
                           Inc. (Case No. 401-40790-BJH-11).